UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified in Its Charter)

MNG ENTERPRISES, INC. MNG INVESTMENT HOLDINGS, LLC STRATEGIC INVESTMENT OPPORTUNITIES LLC ALDEN GLOBAL CAPITAL LLC HEATH FREEMAN COLLEEN BROWN JOHN ZIESER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 27, 2022

STRATEGIC INVESTMENT OPPORTUNITIES LLC

__________________, 2022

Dear Fellow Lee Stockholders:

Strategic Investment Opportunities LLC (“Opportunities”), an affiliate of Alden Global Capital LLC (“Alden”), and the other participants in this solicitation (collectively, the “Stockholder Group” or “we”) are significant stockholders of Lee Enterprises, Incorporated, a Delaware corporation (“Lee” or the “Company”), and beneficially own in the aggregate 371,117 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company, constituting approximately 6.3% of the shares of Common Stock outstanding.

As a significant investor in American newspapers, with platforms including MediaNews Group, Inc. and Tribune Publishing Company, and as a long-term investor in the Company, we have demonstrated a long-standing commitment to investment in the local newspaper business and serving communities with robust independent journalism over the long term. We believe the Company and its news and information platform have untapped potential and, with the right enhanced strategy and improved leadership, can provide significant value for stockholders while improving the quality of journalism for readers and subscribers. Unfortunately, the current Board of Directors’ (the “Board”) decision to prioritize their own interests over what is clearly best for the Company confirms our belief that the current Board lacks the experience and commitment to good corporate governance needed to achieve that end.

We believe that meaningful change to the composition of the Board is necessary in order to ensure that the Company is run in a manner consistent with the best interests of Lee’s stockholders. For that reason, we are seeking your support for the election of two candidates nominated by Opportunities as directors at the Company’s 2022 annual meeting of stockholders scheduled to be held on March 10, 2022, at 9:00 a.m., central time, at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807 (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

We believe that new independent voices on the Board and a demonstrated commitment to good corporate governance will be critical to driving stockholder value at the Company. Our two highly-qualified candidates, Colleen B. Brown and John S. Zieser, have strong media expertise and track records of value creation, and are ready to serve the Company’s stockholders.

On the other hand, the two incumbent directors we are seeking to replace at the Annual Meeting, Mary E. Junck and Herbert W. Moloney III, have each served on the Board for extremely long tenures of over 20 years each, and have both been re-nominated by the Board in apparent contravention of the Company’s own director retirement policy set forth in its Corporate Governance Guidelines. In addition, on top of currently serving as Chair of the Board, Ms. Junck previously served as CEO and Executive Chair of the Company, while Mr. Moloney currently serves as lead independent director and as a member or Chair of each of the Board’s four main committees. Further, Ms. Junck also serves as Chair of the Executive Committee of the Board, which includes Mr. Moloney and President and CEO Kevin Mowbray. Given their positions on the Board and its committees, Ms. Junck and Mr. Moloney exercise a high degree of control over the Board, and when coupled with their excessively lengthy tenures, we believe Ms. Junck and Mr. Moloney should bear much of the responsibility for the Board’s poor corporate governance practices and the Company’s significant underperformance since the acquisition of Berkshire Hathaway's BH Media Group publications.

As mentioned above, the Company’s Corporate Governance Guidelines include a director retirement policy effective if a director would be age 70 or older at the time of the election, subject to waiver in “extraordinary circumstances”. Both Ms. Junck and Mr. Moloney will be at or past the retirement age at the time of the Annual Meeting, however, despite their re-nomination being in clear contravention of the Company’s own policies, the Company has decided to re-nominate both of these directors and has not provided a clear explanation as to what “extraordinary circumstances” warrant their continued service on the Board. This appears to be yet another tool for this entrenched Board to maintain the status quo in defiance of the stockholder franchise and we question the Board’s decision to re-nominate Ms. Junck and Mr. Moloney given the clear retirement policy set forth in the Company’s Corporate Governance Guidelines. We further question the ability of the Board to genuinely and independently review the merits of Ms. Junck’s and Mr. Moloney’s continued service given their high degree of control over the Board relating to their lengthy tenures and current positions on the Board’s key committees and as Chairman and Lead Independent Director, respectively.

Further, we note that, based on publicly available information, neither Ms. Junck nor Mr. Maloney has purchased a single share of the Company for more than a decade, since 2011 and 2008, respectively. Instead, the vast majority of their LEE holdings were acquired via equity awards granted during their service as directors and/or employees. Accordingly, with such little personal skin in the game, particularly with regard to Mr. Moloney, we question their suitability as directors and whether they are truly aligned with and acting in the best interest of stockholders.

With long-tenured directors, like Ms. Junck and Mr. Moloney, occupying all of the leadership positions in the boardroom, we do not believe the Board is capable of providing appropriate independent oversight of management and serving its critical accountability function. For these reasons, among others, we believe the Board is in desperate need of refreshment with directors who will bring new perspectives and relevant expertise, and who will seek to ensure that the best interests of stockholders is of paramount importance in the boardroom.

We urge you to carefully consider the information contained in the accompanying Proxy Statement and support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The accompanying Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about ______, 2022.

If you have already voted for the Company’s nominees, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the Annual Meeting.

The Company has unfortunately taken, what we believe to be, a baseless and unfounded position that our nomination of director candidates for election to the Board is invalid in an apparent effort to further entrench themselves in the face of the stockholder franchise. We have filed a lawsuit in the Delaware Court of Chancery to litigate this matter in an expedited fashion to determine if our director nominees are eligible to stand for election at the Annual Meeting, and we intend to prosecute this litigation vigorously. The outcome of the litigation may affect our ability to properly deliver proxies submitted to us on the enclosed BLUE proxy card, however, we anticipate there will be sufficient time to submit a new proxy card should our nominations not be deemed to be valid.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated (“Innisfree”), which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support, Marshall Anstandig Strategic Investment Opportunities LLC

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of our proxy materials,

please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (866) 239-1762

Banks and Brokers may call collect: (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 27, 2022

2022 ANNUAL MEETING OF STOCKHOLDERS
OF
LEE ENTERPRISES, INCORPORATED
_________________________

PROXY STATEMENT
OF
STRATEGIC INVESTMENT OPPORTUNITIES LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD TODAY

Strategic Investment Opportunities LLC (“Opportunities”), an affiliate of Alden Global Capital, LLC (“Alden”) and the other participants in this solicitation (collectively, the “Stockholder Group” or “we”) are significant stockholders of Lee Enterprises, Incorporated, a Delaware corporation (“Lee” or the “Company”), and beneficially own in the aggregate 371,117 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company, constituting approximately 6.3% of the shares of Common Stock outstanding.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about ____________, 2022.

As a significant investor in American newspapers, with platforms including MediaNews Group, Inc. and Tribune Publishing Company, and as a long-term investor in the Company, we have demonstrated a long-standing commitment to investment in the local newspaper business and serving communities with robust independent journalism over the long term. We believe the Company and its news and information platform have untapped potential and, with the right enhanced strategy and improved leadership, can provide significant value for stockholders while improving the quality of journalism for readers and subscribers. Unfortunately, the current Board of Directors’ (the “Board”) decision to prioritize their own interests over what is clearly best for the Company confirms our belief that the current Board lacks the experience and commitment to good corporate governance needed to achieve that end. We believe that meaningful change to the composition of the Board is necessary in order to ensure that the Company is run in a manner consistent with the best interests of Lee’s stockholders.

Opportunities has nominated two highly qualified director candidates with strong media company experience and track records of value creation. We are seeking your support at the Company’s 2022 annual meeting of stockholders scheduled to be held on March 10, 2022, at 9:00 a.m., central time, at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807 (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect our two director nominees, Colleen B. Brown and John S. Zieser (each an “Opportunities Nominee” and, collectively, the “Opportunities Nominees”), to serve for terms of three years;

2.	To ratify the selection of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year 2022; and

3.	To transact any other business that is properly brought before the Annual Meeting.

The Company has a classified Board that is currently composed of eight directors divided into three classes, with directors elected for staggered terms of three years. Based on publicly available information, the terms of three directors currently serving on the Board will expire at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect not only our two Opportunities Nominees, but also Kevin D. Mowbray, the candidate nominated for election to the Board by the Company other than Mary E. Junck and Herbert W. Moloney III, who have both been re-nominated by the Board in apparent contravention of the Company’s own director retirement policy set forth in its Corporate Governance Guidelines. This gives stockholders who wish to vote for the Opportunities Nominees the ability to vote for all directorships up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect the two Opportunities Nominees will have the legal effect of replacing two incumbent directors with the Opportunities Nominees. If elected, the Opportunities Nominees will seek to work with the other members of the Board to improve corporate governance and drive value creation at the Company for the benefit of all stockholders. However, the Opportunities Nominees will constitute a minority on the Board and there can be no guarantee that the Opportunities Nominees will be able to implement the actions that they believe are necessary to accomplish these objectives.

As of the date of this Proxy Statement, the Participants (as defined below) collectively beneficially own 371,117 shares of Common Stock (the “Stockholder Group Shares”). The Participants intend to vote the Stockholder Group Shares FOR the election of the Opportunities Nominees and FOR the Company’s proposal to ratify the selection of BDO as the Company’s independent registered public accounting firm for fiscal year 2022. While we currently intend to vote all of the Stockholder Group Shares in favor of the election of the Opportunities Nominees, we reserve the right to vote some or all of the Stockholder Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Stockholder Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Opportunities Nominees would be elected at the Annual Meeting and that by voting the Stockholder Group Shares we could help elect Lee nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed proxy card will be voted at the Annual Meeting as marked by the stockholder.

According to the Company’s proxy statement, the Company has set the close of business on January 12, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 4600 E 53rd Street, Davenport, Iowa, 52807. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 5,874,189 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY THE STOCKHOLDER GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN FAVOR OF THE ELECTION OF THE OPPORTUNITIES NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY , YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our proxy card are available at

_______________.com

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Opportunities Nominees and in accordance with our recommendations on the other proposal(s) on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to us, c/o Innisfree M&A Incorporated (“Innisfree”), in the enclosed postage-paid envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for the Opportunities Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of our proxy materials,

please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (866) 239-1762

Banks and Brokers may call collect: (212) 750-5833

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On January 29, 2020, Opportunities, a Delaware limited liability company, MNG Enterprises, Inc., a Delaware corporation (“MNG Enterprises”), MNG Investment Holdings, LLC, a Delaware limited liability company (“MNG Holdings”), Alden, a Delaware limited liability company, and Heath Freeman (collectively, “MNG”), filed an initial Schedule 13D, disclosing its ownership of 5.9% of the outstanding Common Stock.

•	On June 10, 2020, MNG filed Amendment No. 1 to its Schedule 13D, disclosing its ownership of 7.2% of the outstanding Common Stock.

•	On November 22, 2021, Alden delivered a letter to the Board including a non-binding proposal to acquire the Company for $24.00 per share in cash (the “Alden Proposal”), representing a 30% premium over the closing share price for the Common Stock of $18.49 on Friday, November 19, 2021 (the last trading day prior to the public announcement of Alden’s non-binding proposal). On the same date, Alden also issued a press release including a copy of the Alden Proposal.

•	On November 22, 2021, the Company issued a press release confirming its receipt of the Alden Proposal.

•	On November 22, 2021, Opportunities delivered a letter to the Company’s Secretary and General Counsel requesting the form of questionnaire and written representation and agreement (collectively, the “Nominee Forms”) purportedly required under the Company’s Second Amended and Restated By-laws (the “Bylaws”) in connection with a stockholder nomination of candidates for election to the Board.

•	On November 23, 2021, the Company sent a letter to our counsel denying our request for the Nominee Forms on the grounds that we were not a stockholder of record of the Company.

•	On November 23, 2021, MNG filed Amendment No. 2 to its Schedule 13D, disclosing its ownership of 6.1% of the outstanding Common Stock and the delivery of the Alden Proposal to the Company.

•	On November 24, 2021, the Company implemented a shareholder rights plan (commonly referred to as a “poison pill”) designed to deter any stockholder from acquiring beneficial ownership of 10% or more of the Common Stock outstanding (subject to certain exceptions), with a term expiring on November 23, 2022. The Company also issued a press release announcing the adoption of the poison pill and stating that the poison pill was adopted in response to the Alden Proposal.

•	On November 26, 2021, Opportunities delivered a nomination notice to the Company, nominating three candidates for election to the Board (the “Nomination Notice”). Alden also issued a press release announcing its delivery of the Nomination Notice, and expressing its hope that the Board would engage meaningfully and expeditiously with Alden regarding the Alden Proposal and that a proxy contest at the Annual Meeting would prove unnecessary.

•	On November 29, 2021, MNG filed Amendment No. 3 to its Schedule 13D, disclosing its ownership of 6.3% of the outstanding Common Stock and the delivery of the Nomination Notice to the Company by Opportunities.

•	On November 29, 2021, the Company issued a press release acknowledging its receipt of the Nomination Notice.

•	On December 3, 2021, counsel to the Company delivered a letter to Opportunities stating that the Nomination Notice and the director candidate nominations made thereunder were invalid. The letter stated that the purported grounds for the invalidation of the Nomination Notice included that (1) the record holder of the shares beneficially owned by Opportunities, Cede & Co. (the name used by The Depository Trust Company when it holds the shares on behalf of banks and brokers, which in turn hold shares on behalf of their clients), allegedly did not comply with certain of the Company’s nomination notice requirements, and (2) the Nomination Notice did not include the Nominee Forms, which the Company had refused to provide upon our request. The Company also issued a press release announcing that it had determined that the Nomination Notice was invalid.

•	On December 9, 2021, the Company issued a press release announcing that the Board rejected the Alden Proposal. The Company did not engage with us in any manner regarding the Alden Proposal prior to such announcement, or since such announcement.

•	On December 15, 2021, Opportunities filed a complaint against the Company in the Court of Chancery of the State of Delaware seeking, among other things, a finding that the Nomination Notice complies with the nomination notice requirements set forth in Bylaws (to the extent they are valid and enforceable) and a declaration that the nominees included in the Nomination Notice are permitted to stand for election at the Annual Meeting (the “Opportunities Complaint”).

•	On December 16, 2021, MNG filed Amendment No. 4 to its Schedule 13D disclosing its ownership of 6.3% of the outstanding Common Stock and the filing of the Opportunities Complaint.

•	On January 14, 2022, the Company filed its preliminary proxy statement with respect to the Annual Meeting with the SEC.

•	On January 24, 2022, the Company filed its definitive proxy statement with respect to the Annual Meeting with the SEC.

•	On January 27, 2022, Opportunities delivered a letter to the Company withdrawing the nomination of Carlos Salas, one of its original Board candidates, in light of the decision by Opportunities to focus its proxy contest efforts on the replacement of two of the Company’s director nominees, Ms. Junck and Mr. Moloney, both of whom are extremely long-tenured and have been re-nominated in apparent contravention of the Company’s director retirement policy, and whom Opportunities believes should be held accountable for the Company’s poor corporate governance practices and significant underperformance since the acquisition of Berkshire Hathaway's BH Media Group publications.

•	On January 27, 2022, the Stockholder Group filed this preliminary proxy statement.

REASONS FOR THE SOLICITATION

The Stockholder Group Calls for Lee Stockholders to Elect Two New Highly-Qualified Independent Directors to Refresh the Company’s Entrenched, Staggered Board

Opportunities, is a significant long-term stockholder of the Company, owning approximately 6.3% of the Company’s outstanding shares of Common Stock. We believe the Company and its news and information platform have untapped potential and, with the right enhanced strategy and improved leadership, can provide significant value for stockholders while improving the quality of journalism for readers and subscribers. Unfortunately, the current Board’s decision to prioritize their own interests over what is clearly best for the Company confirms our belief that the current Board lacks the experience and commitment to good corporate governance needed to achieve that end. We believe that the election of the two highly-qualified Opportunities Nominees to replace two of the Company’s incumbent and long-tenured directors is necessary to refresh the Board, improve the Company’s corporate governance and put the Company on a path toward enhancing value for all stockholders.

The Company has markedly poor corporate governance. The Company has a classified Board divided into three classes, meaning its directors are only subject to re-election by stockholders once every three years. The inability of stockholders to elect all directors each year insulates the Board from appropriate accountability to stockholders and we believe has enabled the Board to take actions to further entrench itself. This includes the Board’s recent adoption of a defensive poison pill and its concerning efforts to prevent us from exercising our rights as a stockholder to nominate and seek the election of candidates to the Board at the Annual Meeting.

The Board includes three directors who have served on the Board for more than 20 years, and a fourth director who has served for over 10 years, each of whom serves in leadership positions on the Board: Mary Junck, current non-independent Chair, former Company CEO and Chair of the Executive Committee; Herbert Moloney III, current Lead Director, Chair of the Executive Compensation Committee and member of the Audit Committee, the Nominating and Corporate Governance Committee and the Executive Committee; Gregory Schermer, former Company employee and Chair of the Nominating and Corporate Governance Committee; and Brent Magid, Chair of the Audit Committee and member of the Executive Compensation Committee. These long-tenured directors have significant influence over the Board and the Company through their leadership positions, and their length of service and prior relationships with the Company outside of their Board service, particularly the three directors who have served for over 20 years, bring into question the ability of these directors to act in a manner truly independent of management.

In addition, these directors have presided over years of poor operational and financial performance by the Company. Meanwhile, based on publicly available information, it appears as though neither Ms. Junck nor Mr. Maloney has purchased a single share of the Company for more than a decade, since 2011 and 2008, respectively. Instead, the vast majority of their LEE holdings were acquired via equity awards granted during their service as directors and/or employees. Accordingly, with such little personal skin in the game, particularly with regard to Mr. Moloney, we question their suitability as directors and whether they are truly aligned with and acting in the best interest of stockholders.

Further, the Company’s Corporate Governance Guidelines include a director retirement policy effective if a director would be age 70 or older at the time of the election, subject to waiver in “extraordinary circumstances”. Both Ms. Junck and Mr. Moloney will be at or past the retirement age at the time of the Annual Meeting, however, despite their re-nomination being in contravention of the Company’s own policies, the Company has decided to re-nominate both of these directors and has not provided a clear explanation as to what “extraordinary circumstances” warrant their continued service on the Board. This appears to be yet another tool for this entrenched Board to maintain the status quo in defiance of the stockholder franchise and we question the Board’s decision to re-nominate Ms. Junck and Mr. Moloney given the clear retirement policy set forth in the Company’s Corporate Governance Guidelines. We further question the ability of the Board to genuinely and independently review the merits of Ms. Junck’s and Mr. Moloney’s continued service given their high degree of control over the Board relating to their lengthy tenures and current positions on the Board’s key committees and as Chairman and Lead Independent Director, respectively.

With Ms. Junck and Mr. Moloney up for election at the Annual Meeting, the Annual Meeting presents the Company’s stockholders with a critical opportunity to refresh the Company’s entrenched Board in a significant way, and instill a greater sense of independence and accountability on the Board.

The Annual Meeting also presents an opportunity for stockholders to demonstrate their concerns regarding the Company’s operational and financial underperformance.

We believe that the Company’s subpar performance can, in large part, be directly attributed to the Company’s poor corporate governance practices and the entrenched mindset of the Board, whose efforts to maintain the status quo have seemed to stand in the way of the Company unlocking its full potential. Prior to the submission of the Alden Proposal, the Company’s share price suffered a dramatic decline, dropping from a high of approximately $36 in early May 2021 to approximately $18 in November 2021, representing a loss of nearly 50% in value. When it became apparent to us that the Board and management team were not capable of addressing the issues underlying the Company’s declining share price or generally enhancing stockholder value, we submitted the Alden Proposal. The Board’s apparent preference to maintain the status quo was demonstrated quite vividly by its immediate implementation of a poison pill and the outright refusal to even engage with us regarding the Alden Proposal.

As stockholders owning approximately 6.3% of the outstanding Common Stock, we have a vested interest in making certain that the right Board is in place – a Board that will keep stockholders’ best interests at the forefront of Boardroom deliberations; a Board that is willing to explore all potential avenues for maximizing stockholder value; and a Board that is willing to evaluate all strategic alternatives available to the Company that may deliver value to the stockholders.

To that end, we believe that a vote FOR the Opportunities Nominees, whose much needed skillsets and experience are summarized below, would serve not only to place two highly qualified directors on the Board, but would also serve as a strong signal to the Board that stockholders are not satisfied with the status quo and that even further change is required at the Company.

The Opportunities Nominees Would Bring Much-Needed Change to the Board

The Opportunities Nominees have extensive executive and transactional experience, both inside and outside the media industry, and would add true independence, accountability and new perspectives to the Board.

-	Colleen B. Brown (Former President and Chief Executive Officer of Fisher Communications, Inc.): Ms. Brown has extensive executive experience in strategic planning, operations, finance and technology. Ms. Brown served as President and Chief Executive Officer of Fisher Communications, Inc. (formerly NASDAQ: FSCI), a media company that owned a number of television, radio stations and technology facilities in the western United States, from 2005 to 2013, and served as an Executive Director from 2006 to 2013. Prior to that, Ms. Brown served as Senior Vice President – C-Suite at Belo Corp. (formerly NYSE: BLC), a media company that owned major market television stations as well as major newspapers, three local and two regional news channels and Belo Interactive. Earlier in her career, Ms. Brown served in the C-Suite of the Company (NASDAQ: LEE) as President of Broadcast, and she served in a number of senior management capacities at Gannett, Co. Inc. (NYSE: GCI), an international news and information company, including serving as President of KPNX, the NBC affiliate in Phoenix, Arizona, President of WFMY, the CBS affiliate in Greensboro, North Carolina, and Vice President of KUSA, the then ABC affiliate in Denver, Colorado. Ms. Brown currently serves as a director at Spark Networks SE (NYSE: LOV), a global dating company with a portfolio of brands designed for singles seeking serious relationships, since August 2019, Big 5 Sporting Goods (NASDAQ: BGFV), a sporting goods retailer, since August 2019, and TrueBlue Inc. (NYSE: TBI), a leading staffing, recruiting and workforce management company, since June 2014. Ms. Brown is a member of NACD, IWF, and C200 and is a NACD Leadership Fellow.

-	John S. Zieser (Former Chief Development Officer and General Counsel of Meredith Corporation): Mr. Zieser has a unique and long-established record of success in business development and deal-making, business operations and acquisition integration, and finance, audit, and corporate governance. Mr. Zieser currently serves as Founder of JSZ Holdings, LLC, a company engaged in private equity and venture capital investment activities, as well as consulting and deal advisory services, since January 2022. Prior to that, Mr. Zieser served as Chief Development Officer and General Counsel of Meredith Corporation (formerly NYSE: MDP), an American media conglomerate, from 2006 to December 2021, and previously served in a number of other positions at Meredith Corporation since 1999. Mr. Zieser played a key leadership role in transforming Meredith Corporation’s business through multiple expansion initiatives in the media, digital, consumer revenue and licensing sectors as well as in the transactions pursuant to which Meredith Corporation sold their television business to Gray Television followed by the sale of the remaining Meredith Corporation business to IAC (NASDAQ: IAC). Mr. Zieser currently serves on the Board of Directors of Heartland Media Acquisition Corp. (NYSE: HMA.U), a newly formed blank check company, since January 2022, and as Board Trustee at IPC Media Pension Trustee Limited, a $1B pension fund based in the United Kingdom, since January 2018. Mr. Zieser previously served as a founding board member at Texture, a digital magazine subscription service created by a consortium of big publishers, including Meredith Corporation, to market digital magazines, from 2010 until Mr. Zieser led the sale of Texture to Apple Inc. (NASDAQ: AAPL) in March 2018.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company has a classified Board that is currently composed of eight directors divided into three classes, with directors elected for staggered terms of three years. According to the Company’s proxy statement for the Annual Meeting, the terms of three directors currently serving on the Board will expire at the Annual Meeting, and the Company intends to nominate three candidates for election as directors at the Annual Meeting.

We are soliciting votes for two highly-qualified candidates for election to the Board, in opposition to two of the Company’s director nominees. Your vote to elect our two Opportunities Nominees will have the legal effect of replacing two incumbent directors with the Opportunities Nominees. If elected, the Opportunities Nominees will seek to work with the other members of the Board to improve corporate governance and drive value creation at the Company. However, the Opportunities Nominees will constitute a minority on the Board and there can be no guarantee that the Opportunities Nominees will be able to implement the actions that they believe are necessary to do so.

Through this Proxy Statement, we are soliciting proxies to elect not only our two Opportunities Nominees, but also Kevin D. Mowbray, the candidate who has been nominated by the Company other than Mary E. Junck and Herbert W. Moloney III, who have both been re-nominated by the Board in apparent contravention of the Company’s own director retirement policy set forth in its Corporate Governance Guidelines. This gives stockholders who wish to vote for the Opportunities Nominees the ability to vote for a full slate of three candidates in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

THE OPPORTUNITIES NOMINEES

Set forth below are the name, age, business address and business experience for the past five years and certain other information for each of the Opportunities Nominees. This information has been furnished to us by the Opportunities Nominees. In addition, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to our conclusion that the Opportunities Nominees should serve as directors of the Company. It is Opportunities’ position that the nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing documents (to the extent they are valid and enforceable).

Colleen B. Brown, age 63, served as President and Chief Executive Officer of Fisher Communications, Inc. (formerly NASDAQ: FSCI), a media company that owned a number of television, radio stations and technology facilities in the western United States, from 2005 to 2013, and served as an Executive Director from 2006 to 2013. Prior to that, Ms. Brown served as Senior Vice President – C-Suite at Belo Corp. (formerly NYSE: BLC), a media company that owned major market television stations as well as major newspapers, three local and two regional news channels and Belo Interactive. Earlier in her career, Ms. Brown served in the C-Suite of the Company (NASDAQ: LEE) as President of Broadcast, and she served in a number of senior management capacities at Gannett, Co. Inc. (NYSE: GCI), an international news and information company, including serving as President of KPNX, the NBC affiliate in Phoenix, Arizona, President of WFMY, the CBS affiliate in Greensboro, North Carolina, and Vice President of KUSA, the then ABC affiliate in Denver, Colorado. Ms. Brown currently serves as a director at Spark Networks SE (NYSE: LOV), a global dating company with a portfolio of brands designed for singles seeking serious relationships, since August 2019, Big 5 Sporting Goods (NASDAQ: BGFV), a sporting goods retailer, since August 2019, and TrueBlue Inc. (NYSE: TBI), a leading staffing, recruiting and workforce management company, since June 2014. Ms. Brown also serves as a director of Port Blakely Forestry, a privately-held family owned leader in enlightened land and resource management, and Delta Dental of Washington, a non-profit that offers private dental coverage. Ms. Brown previously served as Chairman of the board of directors of American Apparel Inc. (formerly NYSE: APP), a retailer, from 2014 to 2016, as a director of Boeing Employee Credit Union, a member-owned, not-for-profit financial cooperative, DataSphere Technologies, Inc., a provider of online and mobile advertising solutions, from 2008 to July 2017, as well as CareerBuilder, an online recruiting platform, and Classified Ventures, LLC, a Chicago-based digital media company. Ms. Brown is a member of NACD, IWF, and C200 and is a NACD Leadership Fellow. Ms. Brown received a Masters of Business Administration from the University of Colorado, Boulder and a Bachelor of Science in Business Administration from the University of Dubuque.

We believe that Ms. Brown’s extensive executive experience in strategic planning, operations, finance and technology, as well as her award-winning board service will make her a valuable addition to the Board.

John S. Zieser, age 62, currently serves as Founder of JSZ Holdings, LLC, a company engaged in private equity and venture capital investment activities, as well as consulting and deal advisory services, since January 2022. Prior to that, he served as Chief Development Officer and General Counsel of Meredith Corporation (formerly NYSE: MDP), an American media conglomerate, from 2006 to December 2021, and previously served in a number of other positions at Meredith Corporation from 1999 to 2006, including Vice President, Secretary and General Counsel, where he played a key leadership role in transforming Meredith Corporation’s business and the ultimate sale of the Company to IAC/Interactivecorp (d/b/a IAC) (NASDAQ: IAC). Prior to that, Mr. Zieser served as Group President at First Data Merchant Services, a subsidiary of First Data Corporation (formerly, NYSE: FDC), and held a number of other senior operations and development positions during his tenure there. Earlier in his career, he served as a corporate attorney at Sullivan & Cromwell LLP, an international white-shoe law firm, where he specialized in U.S. and international mergers, acquisitions, venture capital and private equity transactions. Mr. Zieser currently serves on the Board of Directors of Heartland Media Acquisition Corp. (NYSE: HMA.U), a newly formed blank check company, since January 2021, and as Board Trustee at IPC Media Pension Trustee Limited, a $1B pension fund based in the United Kingdom, since January 2018. Mr. Zieser previously served as a founding board member at Texture, a digital magazine subscription service created by a consortium of big publishers, including Meredith Corporation, to market digital magazines, from 2010 until Mr. Zieser led the sale of Texture to Apple Inc. (NASDAQ: AAPL) in March 2018. Mr. Zieser received a Juris Doctorate from Cornell University, graduating Magna Cum Laude, and both a Masters of Business Administration and Bachelor of Business Administration with Beta Gamma Sigma honors from the University of Iowa.

We believe that Mr. Zieser’s unique and long-established record of success in business development and deal-making, business operations and acquisition integration, and finance, audit, and corporate governance will make him a valuable addition to the Board.

Each Opportunities Nominee is a citizen of the United States of America.

The principal business address of Ms. Brown is 6436 Queensland Lane, North Maple Grove, Minnesota 55311. The principal business address of Mr. Zieser is 1716 Locust St., Des Moines, Iowa 50309.

As of the date of this Proxy Statement, none of the Opportunities Nominees, directly or indirectly, owns beneficially and/or of record, any shares of the Company, and none of the Opportunities Nominees has entered into any transactions in the shares of the Company during the past two years.

Each of the Opportunities Nominees disclaims beneficial ownership of shares of Common Stock that he or she does not directly own that are held by the other Participants named herein. For information regarding transactions in the securities of the Company during the past two years by the other Participants, please see Schedule I.

Each of the Opportunities Nominees has consented to being named as a nominee in the Nomination Notice, being named as a nominee in any proxy statement filed by Opportunities or its affiliates in connection with the Solicitation (as defined below) and to serving as a director of the Company if elected.

Each of the Opportunities Nominees has granted Heath Freeman a power of attorney to execute certain SEC filings and other documents in connection with the Solicitation.

On November 26, 2021, the Participants entered into a Joint Filing and Solicitation Agreement, as amended on November 28, 2021 (the “Joint Filing and Solicitation Agreement”), in which, among other things, (i) the Participants agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, if applicable, (ii) the Participants agreed to solicit proxies or written consents for the election of the Opportunities Nominees to the Board at the Annual Meeting and to take such other actions the Participants deem advisable, (iii) the Opportunities Nominees agreed to provide MNG advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Company of which they have, or would have, direct or indirect beneficial ownership so that MNG has an opportunity to review the potential implications of any such transaction in the securities of the Company and pre-clear any such potential transaction in the securities of the Company by each of the Opportunities Nominees, (iv) the Opportunities Nominees agreed that they shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Company without the prior written consent of MNG, and (v) MNG agreed to pay directly all pre-approved expenses incurred in connection with the Participants’ activities, including the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting (the “Solicitation”).

Opportunities believes that each Opportunities Nominee presently is, and if elected as a director of the Company, each of the Opportunities Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Opportunities Nominee is elected, the determination of the Opportunities Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Opportunities Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Other than as stated herein, there are no arrangements or understandings between Opportunities and the Opportunities Nominees or any other person or persons pursuant to which the nomination of the Opportunities Nominees described herein is to be made. None of the Opportunities Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that any of the Opportunities Nominees will be unable to stand for election, but, in the event any Opportunities Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Opportunities Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and applicable law, and shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Opportunities that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Company’s corporate machinery.

While we currently intend to vote all of the Stockholder Group Shares in favor of the election of the Opportunities Nominees, we reserve the right to vote some or all of the Stockholder Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Stockholder Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Opportunities Nominees would be elected at the Annual Meeting and that by voting the Stockholder Group Shares we could help elect Lee nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed proxy card will be voted at the Annual Meeting as marked.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE OPPORTUNITIES NOMINEES ON THE ENCLOSED PROXY CARD.

PROPOSAL 2

RATIFICATION OF SELECTION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has appointed BDO as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022.

According to the Company’s proxy statement, the Bylaws do not require that the Company’s stockholders ratify the appointment of BDO as the Company’s independent registered public accounting firm, but the Board is requesting the stockholders to ratify this appointment as a means of soliciting stockholders’ opinions and as a matter of good corporate practice. According to the Company’s proxy statement, if the stockholders do not ratify the appointment, the Audit Committee will consider any information submitted by the stockholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for 2022. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. According to the Company’s proxy statement, each share of our Common Stock has one vote on each proposal at the Annual Meeting.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Opportunities Nominees and FOR the ratification of BDO as the Company’s independent registered public accounting firm for fiscal year 2022.

According to the Company’s proxy statement for the Annual Meeting, the terms of three directors currently serving on the Board will expire at the Annual Meeting, and the Company intends to nominate three candidates for election as directors at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect not only our two Nominees, but also Kevin D. Mowbray, the candidate nominated by the Company other than Mary E. Junck and Herbert W. Moloney III, who have both been re-nominated by the Board in apparent contravention of the Company’s own director retirement policy set forth in its Corporate Governance Guidelines. This gives stockholders who wish to vote for the Opportunities Nominees the ability to vote for all directorships up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote at the Annual Meeting will be considered a quorum for the transaction of business.

According to the Company’s proxy statement, abstentions and broker non-votes (if any) are counted as present for purposes of establishing a quorum at the Annual Meeting. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record or hold your shares in street name, such as in a stock brokerage account or through a bank or other nominee, you may vote in the following ways: by phone; by internet; by mail or by attending the meeting and voting.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ Under the Bylaws, the Company has adopted a plurality vote standard for contested director elections and majority vote standard for uncontested director elections. According to the Company’s proxy statement, at the Annual Meeting, directors will be elected by the vote of a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors at the Annual Meeting.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares of our Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to ratify the selection of BDO.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Opportunities’ recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Opportunities in care of Innisfree at the address set forth on the back cover of this Proxy Statement or to the Company at 4600 E 53rd Street, Davenport, Iowa, 52807 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Opportunities in care of Innisfree at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Innisfree may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Opportunities Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE OPPORTUNITIES NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of the Stockholder Group (as applicable), none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Opportunities Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

Opportunities has entered into an agreement with Innisfree for solicitation and advisory services in connection with this solicitation, for which Innisfree will receive a fee not to exceed $_____, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Opportunities has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Opportunities will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree will employ approximately ___ persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Opportunities. Costs of this solicitation of proxies are currently estimated to be approximately $___________ (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Opportunities estimates that through the date of this Proxy Statement its expenses in connection with this solicitation are approximately $___________. To the extent legally permissible, if Opportunities is successful in its proxy solicitation, Opportunities intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Opportunities does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be Opportunities, MNG Enterprises, MNG Holdings, Alden, Heath Freeman and the Opportunities Nominees (each, a “Participant” and collectively, the “Participants”).

The principal business of Opportunities is investing in securities and related instruments. The principal business of MNG Enterprises is to serve as the parent company and manager of MediaNews Group, Inc., a leading newspaper publisher in local, multi-platform news and information. The principal business of MNG Holdings is to serve as the managing member of Opportunities. The principal business of Alden is investment management. The principal occupation of Mr. Freeman is serving as the President of Alden.

The principal business address of each of Opportunities, MNG Enterprises and MNG Holdings is 5990 Washington Street, Denver, Colorado 80216. The principal business address of each of Alden and Mr. Freeman is 777 South Flagler Drive, Suite 800W, West Palm Beach, Florida 33401.

Mr. Freeman is a citizen of the United States of America.

See Schedule III for information regarding the executive officers and directors of MNG Enterprises, MNG Holdings, Opportunities and Alden.

As of the date of this Proxy Statement, Opportunities directly beneficially owns 371,117 shares of Common Stock. MNG Holdings, as the managing member of Opportunities, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities. MNG Enterprises, as the sole member of MNG Holdings, may be deemed the beneficial holder of the 371,117 shares of Common Stock owned directly by Opportunities. Alden, as the investment manager of funds that collectively hold a majority voting interest in MNG Enterprises, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities. Mr. Freeman, as the President of Alden, may be deemed the beneficial owner of the 371,117 shares of Common Stock owned directly by Opportunities.

The members of MNG may be deemed to be a member of a “group” with the other respective members therein for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 371,117 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each of the Participants disclaims beneficial ownership of shares of Common Stock that he, she or it does not directly own. For information regarding transactions in the securities of the Company during the past two years by the Participants, please see Schedule I.

The shares of Common Stock purchased by Opportunities were purchased with working capital.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which we are not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Innisfree, at the address set forth on the back cover of this Proxy Statement, or call toll free at (866) 239-1762. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to our knowledge.

This Proxy Statement is dated ____________, 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, proposals of stockholders in accordance with Rule 14a-8 of the Exchange Act to be presented at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) must be submitted to the Company, at the address shown on the cover of the Company’s proxy statement, sent by registered, certified or express mail, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting by no later than September 26, 2022.

According to the Company’s proxy statement, under the proxy access provision in the Bylaws, an eligible stockholder or group of up to 20 stockholders owning at least 3% of the Common Stock continuously for three years to nominate up to two individuals or 20% of the Board, whichever is greater, for election at the 2023 Annual Meeting, and to have those individuals included in the Company’s proxy statement for that meeting. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2023 Annual Meeting pursuant to these proxy access provisions in Article II, Section 12 of the Bylaws, notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than August 26, 2022 and no later than September 26, 2022, and the nomination must otherwise comply with the Bylaws.

According to the Company’s proxy statement, stockholders who want to nominate individuals to serve as directors or to bring business before the 2023 Annual Meeting (other than nominations pursuant to the Company’s proxy access bylaw or a stockholder proposal in accordance with Rule 14a-8), must notify the Secretary of the Company in writing and provide the information required by Article II, Section 2 of the Bylaws. The notice must be delivered to, or mailed and received at the address of the Company shown on the cover of the Company’s proxy statement, between November 10, 2022 and December 9, 2022.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

________________

Your vote is important. No matter how many or how few shares you own, please vote to elect the Nominees by marking, signing, dating and mailing the enclosed BLUE proxy card promptly.

Strategic Investment Opportunities LLC

_________________, 2022

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)[1]	Date of Purchase / Sale

STRATEGIC INVESTMENT OPPORTUNITIES LLC

Purchase of Common Stock	3,400,000	01/29/2020
Purchase of Common Stock	160,300	03/04/2020
Purchase of Common Stock	11,700	03/05/2020
Purchase of Common Stock	5,300	03/10/2020
Purchase of Common Stock	350,000	06/05/2020
Purchase of Common Stock	81,700	06/08/2020
Purchase of Common Stock	10,700	06/09/2020
Purchase of Common Stock	80,000	06/10/2020
Sale of Common Stock	(200)	06/23/2021
Sale of Common Stock	(863)	06/25/2021
Sale of Common Stock	(993)	08/05/2021
Sale of Common Stock	(4,200)	08/06/2021
Sale of Common Stock	(1,756)	08/09/2021
Sale of Common Stock	(1,200)	08/10/2021
Sale of Common Stock	(1,700)	08/11/2021
Sale of Common Stock	(2,880)	09/14/2021
Sale of Common Stock	(5,087)	09/15/2021
Sale of Common Stock	(879)	09/16/2021
Sale of Common Stock	(3,000)	09/20/2021
Sale of Common Stock	(3,923)	09/21/2021
Sale of Common Stock	(10,186)	09/22/2021
Sale of Common Stock	(4,531)	09/23/2021
Sale of Common Stock	(2,546)	09/24/2021
Sale of Common Stock	(7,006)	09/27/2021
Purchase of Common Stock	12,097	11/23/2021

_____________________________

1 Transactions set forth herein occurring prior to March 15, 2021, were effected prior to the Company’s 10-1 reverse stock split.

 I-1

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 24, 2022.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information as of January 12, 2022, except as set forth below, as to each person known by us to own beneficially more than 5% of our Common Stock.

Name and Address of Beneficial Owner		Title of Class	Shares of Common Stock	Percent of Class

Cannell Capital, LLC(1)	245 Meriwether Circle, Alta, WY 83414	Common Stock	483,267	8.23%

Praetorian Capital Management LLC(2)	330 Mangrove Thicket Blvd., Ponte Vedra,FL 32081	Common Stock	430,000	7.32%

Strategic Investment Opportunities LLC(3)	5990 Washington St., Denver, CO 80202	Common Stock	371,117	6.32%

(1) Information is based solely on a report on Schedule 13D/A filed jointly by Cannell Capital LLC and J. Carlo Cannell with the SEC on September 23, 2021. According to the Schedule 13D/A, Mr. Cannell is the sole managing member of Cannell Capital LLC, which possesses the sole power to vote and to direct the disposition of the 483,267 reported shares held by certain investment vehicles (of which Mr. Cannell is the investment adviser).

(2) Information is based solely on a report on Schedule 13D, filed jointly by Praetorian Capital Fund LLC and Praetorian Capital Management LLC with the SEC on December 8, 2021. According to the Schedule 13D, (i) Praetorian Capital Fund LLC has shared voting and dispositive power with respect to 353,721 of the reported shares; and (ii) Praetorian Capital Management LLC, the investment adviser to Praetorian Capital Fund LLC, has (x) sole voting and dispositive power with respect to 353,721 of the reported shares and (y) shared voting and dispositive power with a private third-party pursuant to an arrangement with respect to 76,279 of the reported shares.

(3) Information is based solely on a report on Schedule 13D/A filed jointly by MNG Enterprises, Inc., MNG Investment Holdings, LLC, Strategic Investment Opportunities LLC, Alden Global Capital, LLC, and Heath Freeman with the SEC on December 16, 2021. According to the Schedule 13D/A, each reporting person may be deemed to share voting and dispositive power for all 371,117 of the reported shares.

The following table sets forth information as to our Common Stock beneficially owned as of January 12, 2022, by each director and nominee, each of the NEOs listed in the Summary Compensation Table, and by all of our current directors (including the directors up for election at the Annual Meeting) and executive officers as a group:

Beneficial Owner(1)	Shares of Common Stock	Percent of Class
Ray G. Farris(2)	22,716	*
Steven C. Fletcher	6,804	*
Mary E. Junck(3)	175,664	3.0%
Margaret R. Liberman	5,804	*
Brent M. Magid	14,641
Timothy R. Millage	21,817
Kevin D. Mowbray(2)	110,316	1.9%
Herbert W. Moloney III	15,978	*
David T. Pearson	4,804	*
Gregory P. Schermer(4)	140,781	2.4%
All current directors and executive officers as a group (15 persons)(2)(3)(4)(5)	602,443	10.2%

*  Less than one percent of the class.

(1) Unless otherwise indicated in Appendix A, the business address of each Beneficial Owner is c/o Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807.

(2) The table includes the following shares of Common Stock subject to acquisition within 60 days by the exercise of outstanding stock options: Mr. Mowbray — 8,000 and all current directors and executive officers as a group (15 persons) — 15,825.

(3) 84,500 shares of Common Stock beneficially owned by Ms. Junck are held in joint tenancy with her spouse.

(4) Mr. Schermer disclaims beneficial ownership of the following shares, included above — 3,182 shares of Common Stock held by a trust for the benefit of his son, 2,782 shares of Common Stock held by a trust for the benefit of a daughter and 4,764 shares of Common Stock held by separate trusts for the benefit of two other daughters as to which Mr. Schermer shares voting and investment authority.

(5) None of the shares shown in the table as beneficially owned by current directors and executive officers is hedged or pledged as security for any obligation. The Board has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of the Company, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Equity Compensation Plan Information

Information as of September 26, 2021 with respect to equity compensation plans is as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (Dollars) (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares in column A)(2)(3)
Equity compensation plans approved by shareholders	35,735	11.40	332,360

(1) LTIP.

(2) Includes the number of securities remaining available for future issuance under our LTIP.

(3) Those securities not issued as a result of cancellation, forfeiture, or surrender of previously outstanding options or adjustment of target restricted stock awards remain available for issuance, at the discretion of the Executive Compensation Committee, under the LTIP. Such shares are excluded from the total presented as the amount cannot be ascertained. Unvested restricted stock awards are not included in the number of shares presented as they are no longer available for future issuance once granted.

Additional information is set forth under the captions “Grants of Plan-Based Awards”, “Outstanding Equity Awards at September 26, 2021,” and “Option Exercises and Stock Vested”.

SCHEDULE III

Set forth below is the name and present principal business, occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is conducted, of the executive officers and directors of the MNG Enterprises, MNG Holdings, Opportunities and Alden. To the best of Opportunities’ knowledge, except as set forth herein, none of the persons listed below beneficially owns any securities of the Company or is a party to any contract, agreement or understanding required to be disclosed herein.

Directors and Officers of MNG Enterprises

Unless otherwise indicated below: (i) each occupation set forth opposite an individual’s name refers to employment with MNG Enterprises, and (ii) for each person, the business address is 5990 Washington St., Denver, CO 80216.

Name	Present Position with MNG Enterprises (or Other Principal Occupation or Employment)	Address of Employer if other than MNG Enterprises
Maz Akram	Director
Heath Freeman	Director	c/o Alden Global Capital LLC 777 South Flagler Drive Suite 800W West Palm Beach, Florida 33401
R. Joseph Fuchs	Director	98 Herrick Road Southhampton, NY 11968
Christopher Minnetian	Director	1 Engle Street, Suite 201 Englewood, NJ 07631
Martin Wade	Director	422 Berkley Road Stone Harbor, NJ 08247
Guy Gilmore	Chief Operating Officer	5990 Washington St. Denver, CO 80216
Michael Koren	Senior Vice President, Chief Financial Officer	5990 Washington St. Denver, CO 80216
Marshall Anstandig	Senior Vice President, General Counsel and Secretary	4 North 2nd Street, Suite 700 San Jose, CA 95113

 III-1

Directors and Officers of MNG Holdings

Unless otherwise indicated below: (i) each occupation set forth opposite an individual’s name refers to employment with MNG Holdings, and (ii) for each person, the business address is 101 W. Colfax Avenue, Denver, CO 80202.

Name	Present Position with MNG Holdings (or Other Principal Occupation or Employment)	Address of Employer if other than MNG Holdings
Michael Koren	Chief Financial Officer	5990 Washington St. Denver, CO 80216
Marshall Anstandig	General Counsel and Secretary	4 North 2nd Street, Suite 700 San Jose, CA 95113

Directors and Officers of Opportunities

Unless otherwise indicated below: (i) each occupation set forth opposite an individual’s name refers to employment with Opportunities, and (ii) for each person, the business address is 5990 Washington St., Denver, CO 80216.

Name	Present Position with Opportunities (or Other Principal Occupation or Employment)	Address of Employer if other than Opportunities
Michael Koren	Senior Vice President, Chief Financial Officer	5990 Washington St. Denver, CO 80216
Marshall Anstandig	Senior Vice President, General Counsel and Secretary	4 North 2nd Street, Suite 700 San Jose, CA 95113

Directors and Officers of Alden

Unless otherwise indicated below: (i) each occupation set forth opposite an individual’s name refers to employment with Alden, and (ii) for each person, the business address is 777 South Flagler Drive, Suite 800W, West Palm Beach, FL 33401.

Name	Present Position with Alden (or Other Principal Occupation or Employment)	Address of Employer if other than Alden
Heath Freeman	President
Joshua Kleban	Chief Financial Officer
Michael Monticciolo	Chief Legal Officer and Chief Compliance Officer

 III-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Opportunities your proxy FOR the election of the Opportunities Nominees and in accordance with Opportunities’ recommendations on the other proposal(s) on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed BLUE proxy card;

•	DATING the enclosed BLUE proxy card; and

•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of our proxy materials,

please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (866) 239-1762

Banks and Brokers may call collect: (212) 750-5833

 III-3

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 27, 2022

LEE ENTERPRISES, INCORPORATED

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STRATEGIC INVESTMENT OPPORTUNITIES LLC AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF LEE ENTERPRISES, INCORPORATED
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Heath Freeman, ____________ and Andrew M. Freedman, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Lee Enterprises, Incorporated (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held on March 10, 2022, at 9:00 a.m., local time, at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Strategic Investment Opportunities LLC (“Opportunities”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Opportunities’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

OPPORTUNITIES STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1. OPPORTUNITIES MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

1.	Opportunities’ proposal to elect Colleen B. Brown and John S. Zieser as directors of the Company to serve until the 2025 Annual Meeting of Stockholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Colleen B. Brown John S. Zieser	☐	☐	☐ ________________ ________________

Opportunities intends to use this proxy to vote (i) “FOR” Ms. Brown and Mr. Zieser and (ii) “FOR” the candidate who has been nominated by the Company other than Mary E. Junck and Herbert W. Moloney III, for whom Opportunities is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of Opportunities’ nominees is elected.

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares of common stock will be voted for the remaining nominee(s). You may also withhold authority to vote for the candidate nominated by the Company other than Mary E. Junck and Herbert W. Moloney III, by writing the name of such nominee(s) below.

_________________________________________________________________

2.	The Company’s proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

☐	FOR	☐	AGAINST	☐	ABSTAIN

BLUE PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.